John Hancock
Multi Sector Bond Fund

SUMMARY PROSPECTUS 11–30–10

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 11-30-10, are incorporated by reference into this Summary Prospectus.

 Class I: JMBIX

Investment objective

To seek to maximize total return, which consists of income on its investments and capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class I

Maximum front-end sales charge (load) on purchases as a % of purchase price	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class I

Management fee	0.72

Other expenses[1]	0.39

Total annual fund operating expenses	1.11

Contractual expense reimbursement[2]	−0.16

Total annual fund operating expenses after expense reimbursements	0.95

1	“Other expenses” has been restated to reflect the revised transfer agency and service agreement effective July 1, 2010.
2	The adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s Class I total operating expenses at 0.95%, excluding certain expenses such as taxes, brokerage commissions, interest, short dividend expense, litigation and extraordinary expenses. This expense limitation shall remain in effect until November 30, 2011 and thereafter until terminated by the adviser if the adviser determines that it is no longer needed if, for example, the fund is benefitting from economies of scale.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	97

3 Years	337

5 Years	596

10 Years	1,337

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period from November 2, 2009 (commencement of operations) through July 31, 2010, the fund’s portfolio turnover rate was 68% of the average value of its portfolio.

A Fixed-Income Fund

 John Hancock Multi Sector Bond Fund

Principal investment strategies

The fund will normally invest in a portfolio of fixed-income securities. Under normal circumstances, the fund will invest at least 80% of its assets in bonds and related investments and maintain an average portfolio duration of three years or less. Related investments include derivatives (such as total return swaps, interest rate swaps, credit default swaps, credit default swap indexes and futures), bank loans and credit-linked notes. Related investments may be used for hedging purposes or as a substitute for investing in bonds. The fund’s subadviser has broad discretion to allocate the fund’s assets among the following segments of the global market for fixed-income securities:

■	U.S. government obligations
■	Mortgage- and asset-backed securities
■	Investment and non-investment-grade U.S. and foreign corporate debt, including floating-rate loans and
■	Investment and non-investment-grade sovereign debt, including issuers in emerging markets.

The subadviser uses a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data, and its own assessment of economic and market conditions, to create an optimal risk/return allocation of the fund’s assets among various segments of the fixed-income market. After the subadviser makes its sector allocations, it uses traditional credit analysis to identify individual securities for the fund’s portfolio.

In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the subadviser may consider, among other factors, yield curve shifts, credit quality, and changing prepayment patterns.

In selecting corporate debt for investment, the subadviser may consider, among other factors, the strength of the issuer’s financial resources and sensitivity to economic conditions and trends, the issuer’s operating history and the experience and track record of the issuer’s management.

In selecting foreign government debt for investment, the subadviser may consider, among other factors, currency, inflation and interest rate trends, growth rate forecasts, liquidity of a country’s debt markets, fiscal policies, political outlook and tax environment.

The fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. If the fund purchases a loan participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Some bank loans may be illiquid.

For hedging purposes or as a substitute for investing in bonds, the fund may engage in derivative transactions that include treasury futures, currency futures, index futures, interest rate swaps, credit swaps and credit default swaps on securities and credit indexes to a significant extent. The fund seeks capital appreciation through industry selection, sector selection and security selection.

The fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment-grade debt securities, commonly referred to as “high-yield securities” or “junk bonds.”

The fund normally maintains an average portfolio duration of under three years. However, the fund may invest in securities of any duration and maturity.

The fund is non-diversified, which means that it can invest a higher percentage of its assets in any one issuer or in a smaller number of issues than a diversified fund.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit-quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based market index for reference. Because the fund does not have a full calendar year of performance, there is no past performance to report.

Investment management

Investment adviser John Hancock Investment Management Services, LLC
Subadviser Stone Harbor Investment Partners LP

Portfolio management

James E. Craige, CFA
Portfolio manager

Managed fund since inception

Thomas K. Flanagan, CFA
Portfolio manager

Managed fund since inception

Roger M. Lavan, CFA
Portfolio manager

Managed fund since inception

Beth A. Semmel, CFA
Portfolio manager

Managed fund since inception

Peter J. Wilby, CFA
Chief investment officer and portfolio manager

Managed fund since inception

 John Hancock Multi Sector Bond Fund

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2010 John Hancock Funds, LLC    350ISP 11-30-10    SEC file number: 811-21779